                                                                   EXHIBIT 10.67

                              ENDORSEMENT NO. 13

                                    to the

                Reinsurance Agreements, dated as of
                December 30, 1986 (the "Agreements") entered into severally by and between THE AETNA CASUALTY AND SURETY COMPANY, FIREMAN'S FUND INSURANCE COMPANY, CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY (formerly Aetna Insurance Company), and THE CONTINENTAL INSURANCE COMPANY (collectively, the "Ceding Companies") respectively, and MBIA Inc. ("MBIA Inc.")

                                  WITNESSETH:

          WHEREAS, the Ceding Companies were participants in the following reinsurance agreements (collectively, the "Reinsurance Treaties") with Security Insurance Company of Hartford, as reinsurer ("Reinsurer"):

          (a) the Municipal Bond Quota Share and Surplus Reinsurance Agreement entered into by the Association members, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Municipal Bond Insurance Association (the "Association"), which insurance became effective 12:01 A.M., December 1, 1983 and before midnight, November 30, 1984; and

          (b) the Municipal Bond Quota Share and Surplus Reinsurance Agreement entered into by the Association members, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Municipal Bond Insurance Association (the "Association"), which Insurance became effective on and after 12:01 A.M., December 1, 1984 and before midnight, April 30, 1987; and

          WHEREAS, by Addenda to the Termination Endorsement to the Reinsurance Treaties and with due consideration, each Ceding Company has agreed to recapture, and the Reinsurer has agreed to allow each Ceding Company to recapture as of 12:01 A.M., Eastern Standard Time, December 1, 1990, its respective share of one hundred percent (100%) of the Reinsurer's rights, liabilities, including run-off liabilities, and other obligations arising under the Reinsurance Treaties; and

                                     - 1 -
                              Endorsement No. 13
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          WHEREAS, the Covered Business (as defined in the Reinsurance
Agreements dated as of December 30, 1986 (the "Agreements")) ceded to MBIA Inc. under the Agreements was net of cessions by the Association to third-party reinsurers under treaties as in effect at the Effective Time (as defined in the Agreements), regardless of subsequent amendment or termination thereof; and

          WHEREAS, by Reinsurance Assumption Agreements, dated as of December 30, 1986, the rights and the liabilities and other obligations of MBIA Inc. in the Agreements have, in their entirety, been assigned to and assumed by Municipal Bond Investors Assurance Corporation ("MBIA Corp.") in their entirety and the Ceding Companies have released MBIA Inc. from all obligations under the respective Agreements,

          NOW, THEREFORE, the undersigned hereby agree that, effective 12:01 A.M., Eastern Standard Time, December 1, 1990, Covered Business (as defined in the Agreements) is no longer net of the Ceding Companies' respective participations in one hundred percent (100%) of the cessions to the Reinsurer under the Reinsurance Treaties, and, in consideration thereof, each of the undersigned Ceding Companies will pay, and MBIA Corp. will accept, such Ceding Company's share of $425,418 (representing the unearned premium reserve of $665,807, minus a $188,024

                                     - 2 -
                              Endorsement No. 13
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ceding commission, minus a $66,581 override commission, and plus a $14,216 contingent commission, calculated in accordance with statutory accounting practices).

          IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Endorsement No. 13.

Agreed this   day of      , 1993
At:
               THE AETNA CASUALTY AND SURETY COMPANY

               By:
                  ----------------------------------

Agreed this   day of      , 1993
At:
               FIREMAN'S FUND INSURANCE COMPANY

               By:
                  ----------------------------------

Agreed this 2 day of March, 1993
At:

               CIGNA PROPERTY AND CASUALTY INSURANCE
               COMPANY (formerly AETNA INSURANCE COMPANY)

               By: /s/ Barry Birth
                  ----------------------------------
                   Vice President

Agreed this   day of      , 1993
At:
               THE CONTINENTAL INSURANCE COMPANY

               By:
                  ----------------------------------

Agreed this   day of      , 1993
At:
               MUNICIPAL BOND INVESTORS ASSURANCE
               CORPORATION

               By:
                  ----------------------------------

MBIA-13

                                     - 3 -
                              Endorsement No. 13